UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 27, 2011
Date of Report
(Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

     Effective as of June 27, 2011, BB&T Corporation (“BB&T”) appointed Computershare as its stock transfer agent and registrar. Computershare will also serve as the administrator of BB&T’s Dividend Reinvestment Plan (“DRIP”).

     Shareholders, including participants in the DRIP, may contact Computershare by:

Internet:	www.computershare.com/bbt
Telephone:	1-800-213-4314
1-781-575-3100 (outside US and Canada)
Mail:	Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078
Overnight delivery:	Computershare Investor Services
250 Royall Street
Canton, MA 02021

     A form of the letter to shareholders announcing the appointment of Computershare as stock transfer agent and registrar is attached as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Form of letter to shareholders announcing appointment of Computershare as stock transfer agent.

S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: July 1, 2011